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                      ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
                                          in
                                   MIT SECURED L.P.


    This Assignment of Limited Partnership Interest (the "Assignment") is entered into as of the 31st day of December, 1996 by and among Meridian Industrial Trust, Inc. (the "Assignor"), MIT-SLP, Inc., a California corporation (the "Assignee"), and MIT Secured Inc., a California corporation (formerly known as "Pro-Sierra Corporation") (the "General Partner").

                                       RECITALS

    Assignor is a limited partner of MIT Secured L.P., a California limited partnership (formerly known as "Progress Center/Alabama Limited Partnership, a California Limited Partnership") under the Agreement of Limited Partnership of Progress Center/Alabama Limited Partnership entered into as of December 3, 1987, as amended (the "Agreement").

                                      ASSIGNMENT

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Pursuant to Sections 7.02 and 7.03 of the Agreement, (i) the Assignor hereby assigns and transfers all of its rights, title, interest and obligations under the Agreement to the Assignee and (ii) the Assignee hereby accepts, adopts, approves and agrees to be bound by the terms of the Agreement, and hereby agrees to assume and timely perform all obligations of the Assignor under the Agreement.

    The General Partner signs this agreement only for the purpose of (i) consenting to the substitution of the Assignee for the Assignor; (ii) waiving any requirements for opinions; and (iii) acknowledging that all requirements for the substitution of the Assignee for the Assignor have been accomplished to its satisfaction and thus acknowledging that the Assignee shall have all rights and obligations of a Limited Partner under the terms and provisions of the Agreement.

    This Assignment shall be governed by and construed in accordance with the laws of the state of California and the United States.

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    IN WITNESS WHEREOF, the parties have executed this Assignment of Limited
Partnership Interest as of the December 31, 1996


                                  ASSIGNOR:

                                  MERIDIAN INDUSTRIAL TRUST, INC.

                                  By: /s/ Allen J. Anderson
                                      ---------------------
                                      Allen J. Anderson
                                      Chairman & Chief Executive Officer


                                  ASSIGNEE:

                                  MIT-SLP, INC.

                                  By: /s/ Robert A. Dobbin
                                      --------------------
                                      Robert Dobbin
                                      Secretary



                                  GENERAL PARTNER:

                                  MIT Secured, Inc.

                                  By: /s/ Milton K. Reeder
                                      --------------------
                                      Milton K. Reeder
                                      Treasurer